Goldman Sachs Funds

SMALL CAP VALUE FUND                   Semi-Annual Report July 31, 1998

                                       Long-term capital growth

[GRAPHIC]                              potential through a portfolio of

                                       smaller capitalization companies.


                                                                         Goldman
                                                                           Sachs

GOLDMAN SACHS SMALL CAP VALUE FUND


      Fund Basics
     as of July,1998

 Assets Under Management

      $485 Million

    Number of Holdings

           89

     NASDAQ SYMBOLS

     Class A Shares

          GSSMX

     Class B Shares

          GSQBX

     Class C Shares

          GSSCX

  Institutional Shares

          GSSIX

     Service Shares

          GSSSX

Mutual funds, annuities, and other investment products:

 . are not FDIC insured;

 . are not deposits or obligations
  of, or guaranteed by, any
  financial institution;

 . are subject to investment risks,
  including possible loss of the
  principal amount invested.

--------------------------------------------------------------------------------
PERFORMANCE REVIEW
--------------------------------------------------------------------------------
January 31, 1998 -                     Fund Total Return        Russell 2000
July 31, 1998                          (based on NAV)/1/          Index /2/
--------------------------------------------------------------------------------
Class A                                     -0.79%                  2.04%
Class B                                     -1.18%                  2.04%
Class C                                     -1.18%                  2.04%
Institutional                               -0.62%                  2.04%
Service                                     -0.79%                  2.04%
--------------------------------------------------------------------------------
/1/ The net asset value represents the net assets of the Fund (ex-dividend)
    divided by the total number of shares. The Fund's performance assumes the investment of dividends and other distributions.
/2/ The Russell 2000 Index figures include dividends reinvested and do not reflect any fees or expenses. In addition, investors cannot invest directly in the Index.
--------------------------------------------------------------------------------
SEC TOTAL RETURN
--------------------------------------------------------------------------------

For the period
 ended 7/31/98           Class A   Class B    Class C  Institutional  Service
--------------------------------------------------------------------------------
Last 6 Months/3/         -6.25%    -6.12%     -2.17%     -0.62%       -0.79%
One Year/4/               0.55%     0.31%       N/A        N/A         6.40%
Five Years/4/             8.89%      N/A        N/A        N/A        10.13%
Since Inception          13.16%/4/ 11.20%/4/   3.26%/3/   5.42%/3/    14.27%/5/
                        (10/22/92) (5/1/96)   (8/15/97)  (8/15/97)    (10/22/92)
--------------------------------------------------------------------------------
/3/ The SEC Cumulative Total Return is determined by computing the percentage change in the value of $1,000 invested at the maximum public offering price for the specified periods, assuming reinvestment of all distributions at NAV. The total return calculation reflects a maximum initial sales charge of 5.5% for Class A shares, the assumed deferred sales charge for Class B shares (5% maximum declining to 0% after six years), and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). The public offering price of the Class A shares on 7/31/98 was $25.25 and represents the NAV plus the maximum sales charge of 5.5%.
/4/ The SEC Average Annual Total Return is determined by computing the annual percentage change in the value of $1,000 invested at the maximum public offering price for specified periods, assuming reinvestment of all distributions at NAV. The total return calculation reflects sales charges.
/5/ Performance data for Service Shares prior to 8/15/97 is that of the Class A
    Shares (excluding the impact of the front-end sales charge applicable to Class A Shares since Service Shares are not subject to any sales charges). Performance of Class A Shares of the Small Cap Value Fund reflects the expenses applicable to the Fund's Class A Shares. The fees applicable to Service Shares are different from those applicable to Class A shares which impact performance ratings and rankings for a class of shares.

--------------------------------------------------------------------------------
TOP 10 COMPANY HOLDINGS AS OF 7/31/98
--------------------------------------------------------------------------------
                                  % of Total
Company Holding                   Net Assets      Line of Business
--------------------------------------------------------------------------------
Quest Diagnostics, Inc.            3.65%          Computer Services
Healthplan Services Corp.          3.12%          Healthcare Management Services
ESG Re Ltd.                        3.01%          Insurance Brokers
Friedmans, Inc.                    2.65%          Jewelry Retailer
Arm Financial Group, Inc.          2.22%          Financial
Integrated Health Services Inc.    2.09%          Healthcare Provider
Prime Hospitality Corp.            1.99%          Health and Medical Services
J.Baker, Inc.                      1.99%          Apparel & Footwear Retailer
Allied Holdings, Inc.              1.96%          Airfreight And Trucking
Syms Corp.                         1.96%          Specialty Retailer
--------------------------------------------------------------------------------

The top 10 holdings may not be representative of the Fund's future investments.

Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost.

                                        GOLDMAN SACHS SMALL CAP VALUE FUND


Market Overview


Dear Shareholder,

During the period under review, the bull market that began in 1995 continued its unprecedented run into positive territory. On July 17, the U.S. stock market, as measured by the Dow Jones Industrial Average, reached a record level of 9337.97. Simultaneously, investors found themselves subjected to increasing levels of market volatility.

 . The U.S. Equity Market: Amidst Increasing Volatility, Market Continues Its
  Climb -- The U.S. stock market generated strong performance, rising into record territory during the final month of the period under review. Throughout, the mantle of market leadership was held by mega-cap stocks, the largest and most liquid stocks in the Standard & Poor's 500 Index. Several factors -- including ongoing Asian market turbulence, benign inflation and concern about the sustainability of the current bull market -- made mega-caps the investment of choice among U.S. investors.

 . The U.S. Economy: A Growth Surge, Followed by a Slowdown -- Early in the period, a strong economy fueled speculation that the Federal Reserve Board would choose to increase rates in a preemptive strike against inflation. The move never came, though, as the release of economic indicators suggesting a slight slowdown in growth combined with fears that a rate increase could intensify a worsening situation in Asia. By period end, a need for a Fed increase was ruled out again as continued Asian market turbulence and a striking General Motors workforce combined to further curb the U.S. economy's pace of economic growth.

 . Market Outlook: Uncertainty Brings Opportunity -- We believe the recent sharp declines in the stock market have created opportunities to buy both excellent companies at discounted valuations and companies experiencing temporary uncertainties at deeply depressed prices. Longer term, in our opinion, the outlook for the economy and the stock market is favorable. We believe that the economy will continue to expand, albeit at a moderate rate, and that inflation will remain benign, allowing interest rates to hold steady.

  We encourage you to maintain your long-term investment program, and look forward to serving your investment needs in the years ahead.


   /s/ David B. Ford                     /s/ John P. McNulty

   David B. Ford                         John P. McNulty
   Co-Head, Goldman Sachs                Co-Head, Goldman Sachs
   Asset Management                      Asset Management


   August 31, 1998

GOLDMAN SACHS SMALL CAP VALUE FUND


Performance Overview


Dear Shareholder,

We are pleased to report on the performance of the Goldman Sachs Small Cap Value Fund for the six-month period ended July 31, 1998.


  Performance Review

  During the six-month period covered by this report, all of the Fund's share classes underperformed the 2.04% cumulative total return of the Fund's benchmark, the Russell 2000 Index. The Fund's underperformance versus its benchmark is primarily attributable to specific stock performance that did not meet our expectations.


  Portfolio Composition

  As bottom-up stock-pickers, the Fund's management team focuses on individual companies first, but sometimes finds a concentration of value within particular industries or sectors. With this in mind, as of July 31, 1998, the Fund (versus its benchmark) maintained overweight positions in consumer services, health, technology and transportation. Underweight positions were basic industry, consumer durables, consumer nondurables, energy, financials, media and communications, and utilities.


  Portfolio Highlights

 . Brookstone, Inc. -- Brookstone produced solid results in its traditional, airport and resort stores over the period, increasing investor confidence in the company's long-term earning prospects.

 . Quest Diagnostics, Inc. -- Spun off from Corning in 1996, Quest is one of the top three clinical laboratories in the U.S. During the last half of the period, the company's stock appreciated significantly as a result of its announcement of a strategic alliance with Premier, Inc. The move will provide substantial revenues and earnings benefit to Quest.

 . Trigon Healthcare, Inc. -- Virginia's largest managed care organization,
  Trigon reported strong membership growth and margin improvement. The resulting price appreciation allowed us an opportunity to trim the position.

 . Opinion Research Corp. -- Opinion Research Corp. contributed meaningfully to late period performance. The continuing growth of the company's market research business and its very accretive acquisition of a Chicago-based teleservices provider have begun to attract investor attention to this previously undiscovered company.

                                           GOLDMAN SACHS SMALL CAP VALUE FUND


VALUE
INVESTMENT
PROCESS

Value stocks represent companies that are currently undervalued in the market, but whose intrinsic value we believe ultimately will be recognized. Our value stock selection process emphasizes a bottom-up approach.

1  Search for Value
   We search for value from a universe of 1,000 stocks, and then select 200 to 300 of the least expensive.

2  Fundamental Research
   We refine our stock list through rigorous analysis of companies' "fundamentals" and face-to-face meetings with company management, competitors, suppliers and customers.

3  Risk Management
   We maintain ongoing risk management resulting in an intentional and quantifiable risk/return profile.

  Key New Additions/Acquisitions

 . Allied Holdings, Inc. -- Allied is the largest trucking transporter of new cars. As a result of its acquisition of Ryder, the company is now 10 times larger than its nearest competitor. Given that the stock is presently discounted because its earnings will be impacted significantly by the General Motors strike (now behind us), Allied has an opportunity to substantially improve margins. We built this position through the period.

 . ESG Re Ltd. -- The company is a specialty reinsurer focused on the medical market. Debt-free and trading at book value, ESG has the opportunity to earn a good return on capital via service to niche markets. We believe the company is selling at a discount to its long-term value, as a result of start-up costs obscuring its profitability.

 . Pacific Century Financial Corp. -- The largest Bank in Hawaii, Pacific
  Century's reliance on the Japanese economy and the long-depressed Hawaiian economy has discounted its stock. We believe this overcapitalized, well-reserved bank, which has limited losses in Southeast Asia, will create shareholder value in the next few years.

 . Vanstar Corp. -- Vanstar is the leading distributor of computer hardware and a provider of maintenance/services to companies building computer networks. Trading at under 10 times 1999 earnings, we believe the company is interested in creating shareholder value by splitting its service and distribution networks.


  Portfolio Outlook

  Our search for undiscovered and misunderstood companies continues to generate additional investment opportunities in a variety of industries. Investors' continued focus on easily traded, blue-chip companies amid uncertainty over the effect of the Asian crisis leaves many stocks behind for patient, value-oriented investors. Small-capitalization stocks as a group appear significantly undervalued relative to large cap stocks and to their own earnings and cash flow potential. We are optimistic about future performance based on the strong earnings growth and free cash flow we expect from many of our top holdings and the new investment opportunities we continue to find.


  Goldman Sachs U.S. Small Cap Value Investment Team

  August 31, 1998

GOLDMAN SACHS SMALL CAP VALUE FUND


An Action Plan for Volatile Markets


When fear and uncertainty temporarily take hold of global markets, you can gain a greater sense of control over your own investment portfolio by making sound decisions. Whether you are a seasoned investor or a market neophyte, the following thoughts are intended to help you maintain some perspective during these volatile market times.


        Remember the factors

        you considered when you first

        began investing: your long-term

        objectives, time horizon, risk

        tolerance and financial needs.


Stay on Course

Don't let market directions dictate your investment decisions -- avoid the common mistake of basing decisions on emotions or uncertainty. Remember the factors you considered when you first began investing: your long-term objectives, time horizon, risk tolerance and financial needs.


Stay Diversified

Global diversification is one of the best defenses against uncertain markets. Because the world's countries have varying economies, growth rates and stages of development, they tend to offer strong performance at different times. Diversifying among equity markets enables you to capture a wide range of opportunities and seek maximum risk-adjusted returns.


Stay Invested

Investors often redeem at market lows because of concern or lack of information -- and negatively impact their longer-term returns. With stock investing, the longer your holding period, the greater the likelihood of positive returns.


Consult Your Finanical Advisor

Market declines provide a good opportunity to touch base with your advisor, gain confirmation that you are properly diversified and assess whether any recent life events necessitate a change in asset allocation policy.


For More Information

Goldman Sachs Asset Management offers a broad spectrum of equity mutual funds that can help you weather market ups and downs. For more information on Goldman Sachs Funds, contact your investment professional.

                                              GOLDMAN SACHS SMALL CAP VALUE FUND

Performance Summary
July 31, 1998 (Unaudited)

 The following graph shows the value as of July 31, 1998, of a $10,000 invest-ment made (with the maximum sales charge of 5.5%) in Class A shares on Octo-ber 22, 1992 (commencement of operations). For comparative purposes, the performance of the Fund's benchmark, the Russell 2000 Growth Index and the Standard and Poor's 500 Index ("S&P 500 Index") are shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when re-deemed, to be worth more or less than their original cost. Performance of Class B, Class C, Institutional and Service shares will vary from Class A due to differences in fees and loads.

 SMALL CAP VALUE FUND'S LIFETIME PERFORMANCE

 GROWTH OF A $10,000 INVESTMENT, DISTRIBUTIONS REINVESTED OCTOBER 22, 1992 TO JULY 31, 1998

 LOGO
GS-Small Capital Value Cl A
Inception Date 10/22/92
             Russell 2000   S&P 500      Fund
                                      ------------
OCT 22             10,000      10,000       9,450
OCT                10,187      10,095       9,620
NOV                10,966      10,439      10,120
DEC                11,348      10,567      10,857
JAN/93             11,731      10,655      11,138
FEB                11,460      10,800      11,138
MAR                11,832      11,028      11,752
APR                11,508      10,762      11,618
MAY                12,016      11,050      11,772
JUNE               12,091      11,082      12,266
JULY               12,258      11,037      12,606
AUG                12,787      11,456      13,341
SEPT               13,148      11,368      13,663
OCT                13,486      11,603      13,897
NOV                13,042      11,493      13,763
DEC                13,488      11,632      14,241
JAN/94             13,912      12,027      14,493
FEB                13,861      11,701      14,269
MAR                13,130      11,191      14,058
APR                13,207      11,334      13,925
MAY                13,059      11,520      13,883
JUNE               12,618      11,238      13,609
JULY               12,825      11,606      13,294
AUG                13,540      12,082      13,960
SEPT               13,495      11,788      14,009
OCT                13,442      12,053      13,461
NOV                12,899      11,614      12,835
DEC                13,246      11,786      12,131
JAN/95             13,080      12,091      11,953
FEB                13,624      12,563      12,508
MAR                13,858      12,935      12,738
APR                14,166      13,315      12,819
MAY                14,409      13,847      12,442
JUNE               15,157      14,169      12,501
JULY               16,030      14,639      13,108
AUG                16,362      14,676      13,716
SEPT               16,655      15,295      13,679
OCT                15,924      15,240      12,605
NOV                16,592      15,909      13,160
DEC                17,030      16,216      13,177
JAN/96             17,012      16,767      12,813
FEB                17,542      16,923      13,221
MAR                17,905      17,086      14,185
APR                18,863      17,337      15,407
MAY                19,607      17,784      16,608
JUNE               18,800      17,852      16,393
JULY               17,159      17,063      15,682
AUG                18,156      17,423      16,267
SEP                18,866      18,404      16,964
OCT                18,574      18,912      16,097
NOV                19,340      20,341      16,134
DEC                19,846      19,939      16,054
JAN/97             20,243      21,184      16,320
FEB                19,750      21,350      16,335
MAR                18,817      20,473      16,515
APR                18,870      21,693      16,304
MAY                20,970      23,014      18,130
JUNE               21,870      24,046      18,942
JULY               22,887      25,960      19,200
AUG                23,411      24,506      19,886
SEP                25,125      25,849      21,805
OCT                24,021      24,985      21,169
NOV                23,865      26,142      20,589
DEC                24,283      26,592      20,899
JAN '98            23,899      26,887      20,591
FEB                25,665      28,825      22,132
MAR                26,979      30,301      23,681
APR                27,127      30,607      24,452
MAY                25,665      30,081      23,656
JUNE               25,719      31,302      22,611
JULY               23,636      30,967      20,428

                                                      SINCE INCEPTION
                                                         OF CLASS     FIVE YEARS ONE YEAR SIX MONTHS
  AVERAGE ANNUAL TOTAL RETURN THROUGH JULY 31, 1998
  CLASS A (COMMENCED OCTOBER 22, 1992)
  Excluding sales charges                                      14.27%     10.13%    6.40%     -0.79%
  Including sales charges                                      13.16%      8.89%    0.55%     -6.25%
 ---------------------------------------------------------------------------------------------------
  CLASS B (COMMENCED MAY 1, 1996)
  Excluding redemption charges                                 12.54%        n/a    5.59%     -1.18%
  Including redemption charges                                 11.20%        n/a    0.31%     -6.12%
 ---------------------------------------------------------------------------------------------------
  CLASS C (COMMENCED AUGUST 15, 1997)(A)
  Excluding redemption charges                                  4.30%        n/a      n/a     -1.18%
  Including redemption charges                                  3.26%        n/a      n/a     -2.17%
 ---------------------------------------------------------------------------------------------------
  INSTITUTIONAL CLASS (COMMENCED AUGUST 15, 1997)(A)            5.42%        n/a      n/a     -0.62%
 ---------------------------------------------------------------------------------------------------
  SERVICE CLASS (COMMENCED AUGUST 15, 1997)(A)                  5.07%        n/a      n/a     -0.79%
 ---------------------------------------------------------------------------------------------------

 (a) Since inception represents cumulative total return since the class has not been in operation for a full 12 months.

GOLDMAN SACHS SMALL CAP VALUE FUND
Statement of Investments
July 31, 1998 (Unaudited)
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

  SHARES    DESCRIPTION                                          VALUE

 COMMON STOCKS - 94.0%
  ADVERTISING & MARKETING - 1.1%
  563,600   MDC Corp.*                                     $  5,495,100
 ----------------------------------------------------------------------
  AEROSPACE/DEFENSE - 0.9%
  341,900   Tristar Aerospace Co.*                            4,231,013
 ----------------------------------------------------------------------
  AGRICULTURE/HEAVY EQUIPMENT - 1.9%
  648,200   Titan International Inc.                          9,074,800
 ----------------------------------------------------------------------
  BANKS - 1.6%
  388,200   Pacific Century Financial Corp.                   7,618,425
 ----------------------------------------------------------------------
  BUSINESS SERVICES - 2.1%
  88,200    G-Tech Holdings Corp.*                            2,794,838
  139,700   Norwood Promotional Productions Inc.*             2,785,269
  131,000   Stone & Webster Inc.                              4,748,750
                                                           ------------
                                                             10,328,857
 ----------------------------------------------------------------------
  CAPITAL GOODS - 1.3%
  530,700   AVTeam Inc.*                                      6,103,050
 ----------------------------------------------------------------------
  COMMERCIAL SERVICES - 3.6%
  149,200   Black Box Corp.*                                  4,802,375
  185,100   Bridgestreet Accomodations*                         786,675
  539,200   Opinion Research Corp.*                           3,976,600
  3,124,300 Philip Services Corp.*                            8,006,019
                                                           ------------
                                                             17,571,669
 ----------------------------------------------------------------------
  COMMUNICATIONS & MEDIA SERVICE - 1.0%
  358,600   Metromedia International Group Inc.*              3,473,938
  138,200   Rogers Cantel Mobile Communications Class B*      1,572,025
                                                           ------------
                                                              5,045,963
 ----------------------------------------------------------------------
  COMPUTER SERVICES/SOFTWARE - 3.7%
  863,600   Quest Diagnostics Inc.*                          17,703,800
 ----------------------------------------------------------------------
  ELECTRICAL EQUIPMENT - 4.6%
  328,400   Carbide/Graphite Group*                           7,224,800
  468,200   Dennison International PLC*                       8,544,650
  777,000   Fedders Corp.--Class A*                           5,050,500
  197,600   Fedders Corp.                                     1,309,100
                                                           ------------
                                                             22,129,050
 ----------------------------------------------------------------------
  ELECTRONICS - 0.5%
  119,400   Stoneridge Inc.*                                  2,611,875
 ----------------------------------------------------------------------
  ELECTRONICS & OTHER ELECTRICAL EQUIPMENT - 1.4%
  665,900   Memc Electronic Materials*                        6,575,763
 ----------------------------------------------------------------------
  ELECTRONICS-SEMICONDUCTORS - 1.0%
  509,200   General Semiconductor Inc.*                       4,773,750
 ----------------------------------------------------------------------
  ENERGY - 0.5%
  197,200   Swift Energy Company*                             2,218,500
 ----------------------------------------------------------------------

  SHARES  DESCRIPTION                     VALUE

 COMMON STOCKS - (CONTINUED)
  FINANCIAL SERVICES - 0.7%
  133,400 Amerin Corp.*             $  3,593,463
 -----------------------------------------------
  FOOD & BEVERAGES - 0.4%
  94,000  Ralcorp Holdings, Inc.*      1,844,750
 -----------------------------------------------

 HEALTH & MEDICAL SERVICES - 7.2%

  1,089,800  Healthplan Services Corp.             15,120,975
  865,900    Physicians Resource Group Inc.*        3,138,888
  680,800    Prime Hospitality Corp.*               9,658,850
  2,007,500  Matria Healthcare, Inc.*               6,649,844
                                                   ----------
                                                   34,568,557
 ------------------------------------------------------------
  HEALTH SUPPLIERS/SERVICES - 1.1%
  354,600    Sun Healthcare Group, Inc.*            5,186,025
 ------------------------------------------------------------
  HEALTHCARE MANAGEMENT - 4.4%
  457,100    American Physician Partners*           3,599,663
  327,500    Integrated Health Services, Inc.      10,152,500
  594,900    Mariner Health Group, Inc.*            7,101,619
  16,200     Trigon Healthcare, Inc.*                 507,263
                                                   ----------
                                                   21,361,045
 ------------------------------------------------------------
  HOTELS & RESTAURANTS - 3.0%
  384,300    Friendly Ice Cream Corp.*              3,050,381
  329,700    Ryan's Family Steak Houses, Inc.*      3,585,488
  333,900    Morton's Restaurant Group, Inc.*       7,658,831
                                                   ----------
                                                   14,294,700
 ------------------------------------------------------------
  HOUSEHOLD PRODUCTS - 1.2%
  471,600    American Safety Razor Co.*             5,777,100
 ------------------------------------------------------------
  INDUSTRIAL MACHINERY - 1.1%
  252,800    Unova Inc.*                            5,245,600
 ------------------------------------------------------------
  INSURANCE BROKERS & OTHER INSURANCE - 0.8%
  125,900    SCPIE Holdings, Inc.                   3,729,788
 ------------------------------------------------------------
  INSURANCE SERVICES - 3.0%
  656,200    ESG Re Ltd.                           14,600,450
 ------------------------------------------------------------
  INSURANCE-LIFE - 2.2%
  433,400    ARM Financial Group, Inc.             10,753,738
 ------------------------------------------------------------
  INSURANCE-PROPERTY AND CASUALTY - 5.0%
  241,500    American Safety Insurance Group*       2,716,875
  141,700    Penn Treaty American Corp.*            4,003,025
  458,000    Seibels Bruce Group*                   3,320,500
  479,500    Symons International Group*            8,421,219
  186,300    Terra Nova (Bermuda) Holdings Class A  5,961,600
                                                   ----------
                                                   24,423,219
 ------------------------------------------------------------
  JEWELRY - 0.7%
  136,012    Movado Group, Inc.                     3,264,288
 ------------------------------------------------------------
  LEISURE - 0.7%
  129,100    Career Education Corp.*                3,211,363
 ------------------------------------------------------------
  MACHINERY - 0.5%
  172,300    Scott Technologies*                    2,509,119
 ------------------------------------------------------------
  MANUFACTURING-MISCELLANEOUS - 0.2%
  58,600     Lydall, Inc.**                           831,388
 ------------------------------------------------------------

                                              GOLDMAN SACHS SMALL CAP VALUE FUND
      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

  SHARES    DESCRIPTION                                 VALUE

 COMMON STOCKS - (CONTINUED)
  MEDIA - 0.7%
  121,500   Playboy Enterprises Inc. Class B*     $  2,171,813
  72,400    Scientific Games Holdings, Corp.*        1,438,950
                                                  ------------
                                                     3,610,763
 -------------------------------------------------------------
  MEDIA/ENTERTAINMENT - 0.4%
  264,100   Platinum Entertainment, Inc.*            1,947,738
 -------------------------------------------------------------
  OIL REFINING & MARKETING - 1.2%
  1,305,800 Groupe AB SA ADR*                        6,039,325
 -------------------------------------------------------------
  PACKAGING - 0.4%
  132,600   Shorewood Packaging Corp.*               1,773,525
 -------------------------------------------------------------
  PC AND PERIPHERALS - 1.7%
  328,400   Advanced Digital Information Corp.*      3,325,050
  152,600   ATL Products Inc. Class A*               4,167,888
  31,800    CHS Electronics, Inc.*                     544,575
                                                  ------------
                                                     8,037,513
 -------------------------------------------------------------
  PHARMACEUTICALS - 1.5%
  785,700   Perrigo Co.*                             7,415,044
 -------------------------------------------------------------
  RADIO AND TELEVISION BROADCASTING - 1.1%
  233,700   Pegasus Communications, Inc.*            5,433,525
 -------------------------------------------------------------
  REAL ESTATE - 1.6%
  135,400   Annaly Mortgage Management               1,125,513
  288,800   Insignia Financial Group, Inc.*          6,786,800
                                                  ------------
                                                     7,912,313
 -------------------------------------------------------------
  REAL ESTATE INVESTMENT TRUSTS - 0.5%
  132,900   Boykin Lodging Company                   2,250,994
 -------------------------------------------------------------
  RECREATIONAL SERVICES - 1.6%
  32,133    Meditrust Inc.                             722,993
  429,100   RFS Hotel Investors Inc.                 7,321,519
                                                  ------------
                                                     8,044,512
 -------------------------------------------------------------
  RETAIL HARDGOODS - 1.9%
  493,500   Brookstone Inc.*                         6,723,938
  100,700   Finlay Enterprises, Inc.*                2,316,100
                                                  ------------
                                                     9,040,038
 -------------------------------------------------------------
  RETAIL TRADE - 3.3%
  535,500   Prime Retail Inc.                        6,492,938
  700,500   Syms Corp.*                              9,500,531
                                                  ------------
                                                    15,993,469
 -------------------------------------------------------------
  SEMICONDUCTORS - 4.2%
  181,900   Hadco Corp.*                             4,911,300
  587,100   Kemet Corp.*                             7,265,363
  635,930   Vishay Intertechnology, Inc.*            8,346,581
                                                  ------------
                                                    20,523,244
 -------------------------------------------------------------
  SOFTWARE & SERVICES - 1.4%
  671,900   Vanstar Corp.*                           6,719,000
 -------------------------------------------------------------

  SHARES      DESCRIPTION                                        VALUE

 COMMON STOCKS - (CONTINUED)
  SPECIALTY RETAIL - 5.2%
  1,081,300   Friedmans, Inc.*                             $ 12,840,438
  891,500     J. Baker, Inc.                                  9,193,594
  696,000     Loehmann's, Inc.*                               3,393,000
                                                           ------------
                                                             25,427,032
 ----------------------------------------------------------------------
  STEEL - 1.0%
  175,700     Ucar International, Inc.*                       4,634,088
 ----------------------------------------------------------------------
  TECHNOLOGY - 1.0%
  543,500     Hypercom Corp.*                                 4,755,625
 ----------------------------------------------------------------------
  TECHNOLOGY CAPITAL GOODS - 0.3%
  88,800      Spartech Corp.                                  1,687,200
 ----------------------------------------------------------------------
  TELECOMMUNICATIONS EQUIPMENT - 1.0%
  281,900     Commscope Inc.*                                 4,933,250
 ----------------------------------------------------------------------
  TEXTILES - 0.8%
  421,300     Pluma, Inc.*                                    2,080,169
  127,200     Synthetic Industries, Inc.*                     1,923,900
                                                           ------------
                                                              4,004,069
 ----------------------------------------------------------------------
  TRANSPORTATION/STORAGE - 0.3%
  78,200      Hub Group Inc.*                                 1,559,113
 ----------------------------------------------------------------------
  TRUCKING - 3.5%
  531,900     Allied Holdings, Inc.*                          9,507,713
  221,200     Landstar Sytems, Inc.*                          7,742,000
                                                           ------------
                                                             17,249,713
 ----------------------------------------------------------------------
  UTILITIES - 2.0%
  296,200     Central Maine Power Co.                         5,609,288
  270,100     Northeast Utilities*                            4,119,010
                                                           ------------
                                                              9,728,298
 ----------------------------------------------------------------------
  TOTAL COMMON STOCKS
  (COST $492,608,797)                                      $455,395,599
 ----------------------------------------------------------------------
  PRINCIPAL
  AMOUNT      DESCRIPTION                                        VALUE

 CORPORATE BONDS - 0.1%
  $500,000    J. Baker, Inc., 7.00%, 06/01/02              $    455,000
 ----------------------------------------------------------------------
  TOTAL CORPORATE BONDS
  (COST $498,839)                                          $    455,000
 ----------------------------------------------------------------------
 REPURCHASE AGREEMENT - 6.6%
  $32,200,000 Joint Repurchase Agreement Account, 5.69%,
              08/03/98                                     $ 32,200,000
 ----------------------------------------------------------------------
  TOTAL REPURCHASE AGREEMENT
  (COST $32,200,000)                                       $ 32,200,000
 ----------------------------------------------------------------------
  TOTAL INVESTMENTS
  (COST $525,307,636)(A)                                   $488,050,599
 ----------------------------------------------------------------------

GOLDMAN SACHS SMALL CAP VALUE FUND
Statement of Investments (continued)
July 31, 1998 (Unaudited)
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 ----------------------------
  FEDERAL INCOME TAX INFOR-
  MATION:
  Gross
  unrealized
  gain for in-
  vestments in
  which value
  exceeds cost  $ 44,191,636
  Gross
  unrealized
  loss for in-
  vestments in
  which cost
  exceeds value  (82,183,201)
 ----------------------------
  Net
  unrealized
  loss          $(37,991,565)
 ----------------------------

  * Non-income producing security.

 (a) The aggregate cost for federal income tax purposes is $526,042,164.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

                                              GOLDMAN SACHS SMALL CAP VALUE FUND
Statement of Assets and Liabilities
July 31, 1998 (Unaudited)
      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
 ASSETS:

  Investment in securities, at value (identified cost
  $525,307,636)                                                   $488,050,599
  Cash                                                                  56,454
  Receivables:
  Investment securities sold                                         3,577,962
  Fund shares sold                                                   2,538,908
  Dividends and interest                                               280,489
  Other assets                                                          98,479
 ------------------------------------------------------------------------------
  TOTAL ASSETS                                                     494,602,891
 ------------------------------------------------------------------------------

 LIABILITIES:

  Payables:
  Investment securities purchased                                    5,076,379
  Fund shares repurchased                                            3,703,550
  Amounts owed to affiliates                                         1,139,503
  Accrued expenses and other liabilities                                64,198
 ------------------------------------------------------------------------------
  TOTAL LIABILITIES                                                  9,983,630
 ------------------------------------------------------------------------------

 NET ASSETS:

  Paid-in capital                                                  456,925,501
  Accumulated distributions in excess of net investment
  income                                                              (598,236)
  Accumulated undistributed net realized gain on
  investment, option and futures transactions                       65,549,033
  Net unrealized loss on investment, options and futures           (37,257,037)
 ------------------------------------------------------------------------------
  NET ASSETS                                                      $484,619,261
 ------------------------------------------------------------------------------

                                                     CLASS A   CLASS B CLASS C
 -----------------------------------------------------------------------------
  Total shares of beneficial interest
  outstanding, $.001 par value (unlimited shares
  authorized)                                     16,883,768 2,312,907 396,832
  Net asset and Class A redemption value per
  share(a)                                            $23.86    $23.45  $23.45
 -----------------------------------------------------------------------------

                                                      INSTITUTIONAL SERVICE
 --------------------------------------------------------------------------
  Total shares of beneficial interest outstanding,
  $.001 par value (unlimited shares authorized)             759,962   3,195
  Net asset value, offering and redemption price per
  share                                                      $23.94  $23.86
 --------------------------------------------------------------------------

 (a) Maximum public offering price per share (NAV X 1.0582) for Class A shares is $25.25. At redemption, Class B and Class C shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

GOLDMAN SACHS SMALL CAP VALUE FUND
Statement of Operations
For the Six Months Ended July 31, 1998 (Unaudited)
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

  INVESTMENT INCOME:
  Dividends                                                      $  1,823,834
  Interest                                                          1,612,602
 -----------------------------------------------------------------------------
  TOTAL INCOME                                                      3,436,436
 -----------------------------------------------------------------------------
  EXPENSES:
  Management fees                                                   2,564,550
  Distribution fees                                                   775,307
  Authorized dealer service fees                                      618,046
  Transfer agent fees                                                 380,304
  Custodian fees                                                       83,163
  Registration fees                                                    76,653
  Professional fees                                                    30,838
  Trustee fees                                                          3,054
  Other                                                                42,378
 -----------------------------------------------------------------------------
  TOTAL EXPENSES                                                    4,574,293
 -----------------------------------------------------------------------------
  Less -- fees waived by Goldman Sachs                               (539,621)
 -----------------------------------------------------------------------------
  NET EXPENSES                                                      4,034,672
 -----------------------------------------------------------------------------
  NET INVESTMENT LOSS                                                (598,236)
 -----------------------------------------------------------------------------
  REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND OPTION
  TRANSACTIONS:
  Net realized gain from:
  Investment and options transactions                              41,132,546
  Net change in unrealized gain (loss) on:
  Investments and options                                         (51,792,387)
 -----------------------------------------------------------------------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT, OPTION
  AND FUTURES TRANSACTIONS:                                       (10,659,841)
 -----------------------------------------------------------------------------
  NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS           $(11,258,077)
 -----------------------------------------------------------------------------

                                              GOLDMAN SACHS SMALL CAP VALUE FUND
Statements of Changes in Net Assets
      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                     FOR THE           FOR THE
                                            SIX MONTHS ENDED        YEAR ENDED
                                               JULY 31, 1998  JANUARY 31, 1998
                                                 (UNAUDITED)
  FROM OPERATIONS:
  Net investment loss                           $   (598,236)     $ (1,001,901)
  Net realized gain on investment and
  options transactions                            41,132,546        54,033,025
  Net change in unrealized gain (loss) on
  investments                                    (51,792,387)        9,929,833
 ------------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                      (11,258,077)       62,960,957
 ------------------------------------------------------------------------------
  DISTRIBUTIONS TO SHAREHOLDERS:
  From net realized gain on investment and
  option transactions
  Class A shares                                          --       (30,853,322)
  Class B shares                                          --        (3,473,153)
  Class C shares                                          --          (325,092)
  Institutional shares                                    --        (1,149,003)
  Service shares                                          --              (130)
  In excess of net realized gain on
  investment and option transactions
  Class C shares                                          --           (56,555)
  Institutional shares                                    --          (156,436)
  Service shares                                          --               (19)
 ------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS                              (36,013,710)
 ------------------------------------------------------------------------------
  FROM SHARE TRANSACTIONS:
  Net proceeds from sales of shares              156,476,647       231,518,320
  Reinvestment of dividends and
  distributions                                           --        33,954,677
  Cost of shares repurchased                     (93,754,612)      (74,999,747)
 ------------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS RESULTING
  FROM SHARE TRANSACTIONS                         62,722,035       190,473,250
 ------------------------------------------------------------------------------
  TOTAL INCREASE                                  51,463,958       217,420,497
 ------------------------------------------------------------------------------
  NET ASSETS:
  Beginning of year                              433,155,303       215,734,806
 ------------------------------------------------------------------------------
  End of period                                 $484,619,261      $433,155,303
 ------------------------------------------------------------------------------
  ACCUMULATED UNDISTRIBUTED NET INVESTMENT
  INCOME                                        $   (598,236)     $         --
 ------------------------------------------------------------------------------

GOLDMAN SACHS SMALL CAP VALUE FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                          INCOME (LOSS) FROM
                                       INVESTMENT OPERATIONS(E)          DISTRIBUTIONS TO SHAREHOLDERS
                                    ------------------------------ -----------------------------------------
                                                  NET REALIZED AND
                                                     UNREALIZED                    FROM NET
                          NET ASSET                 GAIN  (LOSS)                 REALIZED GAIN    IN EXCESS  NET INCREASE
                           VALUE,        NET       ON INVESTMENT    FROM NET    ON INVESTMENT,      OF NET    (DECREASE)
                          BEGINNING  INVESTMENT     AND OPTIONS    INVESTMENT OPTIONS AND FUTURES INVESTMENT IN NET ASSET
                          OF PERIOD INCOME (LOSS)   TRANSACTIONS     INCOME      TRANSACTIONS       INCOME      VALUE
 FOR THE SIX MONTHS ENDED JULY 31, (UNAUDITED)
  1998 - Class A Shares    $24.05      $(0.02)         $(0.17)       $   --          $  --          $   --      $(0.19)
  1998 - Class B Shares     23.73       (0.11)          (0.17)           --             --              --       (0.28)
  1998 - Class C Shares     23.73       (0.09)          (0.19)           --             --              --       (0.28)
  1998 - Institutional
  Shares                    24.09        0.03           (0.18)           --             --              --       (0.15)
  1998 - Service Shares     24.05          --           (0.19)           --             --              --       (0.19)
 FOR THE YEARS ENDED JANUARY 31,
  1998 - Class A Shares     20.91        0.14            5.33            --          (2.33)             --        3.14
  1998 - Class B Shares     20.80       (0.01)           5.27            --          (2.33)             --        2.93
  1998 - Class C
  Shares(b)                 24.69       (0.06)           1.43            --          (1.99)          (0.34)      (0.96)
  1998 - Institutional
  Shares(b)                 24.91        0.03            1.48            --          (2.05)          (0.28)      (0.82)
  1998 - Service
  Shares(b)                 24.91       (0.01)           1.48            --          (2.02)          (0.31)      (0.86)
 ------------------------------------------------------------------------------------------------------------------------
  1997 - Class A Shares     17.29       (0.21)           4.92            --          (1.09)             --        3.62
  1997 - Class B
  Shares(b)                 20.79       (0.11)           1.21            --          (1.09)             --        0.01
 ------------------------------------------------------------------------------------------------------------------------
  1996 - Class A Shares     16.14       (0.23)           1.39            --          (0.01)             --        1.15
 ------------------------------------------------------------------------------------------------------------------------
  1995 - Class A Shares     20.67       (0.07)          (3.53)           --          (0.69)          (0.24)      (4.53)
 ------------------------------------------------------------------------------------------------------------------------
  1994 - Class A Shares     16.68       (0.04)           5.03            --          (1.00)             --        3.99
 FOR THE PERIOD ENDED JANUARY 31,
  1993 - Class A
  Shares(b)                 14.18        0.03            2.50         (0.03)            --              --        2.50
 ------------------------------------------------------------------------------------------------------------------------

 (a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
 (b) Class A, Class B, Class C, Institutional and Service share activity commenced on October 22, 1992, May 1, 1996, August 15, 1997, August 15, 1997 and August 15, 1997, respectively.
 (c) Annualized.
 (d) Not annualized.
 (e) Includes the balancing effect of calculating per share amounts.

                                              GOLDMAN SACHS SMALL CAP VALUE FUND

                                                                                        RATIOS ASSUMING NO
                                                                                    VOLUNTARY WAIVER OF FEES
                                                                                   -------------------------------------

                                                                      RATIO OF                              RATIO OF
                                          NET ASSETS   RATIO OF    NET INVESTMENT    RATIO OF            NET INVESTMENT
   NET ASSET                  PORTFOLIO   AT END OF  NET EXPENSES INCOME (LOSS) TO EXPENSES TO            INCOME (LOSS)
   VALUE, END     TOTAL       TURNOVER      PERIOD    TO AVERAGE    AVERAGE NET    AVERAGE NET           TO AVERAGE NET
   OF PERIOD    RETURN(A)       RATE      (IN 000S)   NET ASSETS       ASSETS         ASSETS                  ASSETS
     $23.86       (0.79)%(d)    46.40%(d)  $402,797      1.50%(c)      (0.16)%(c)              1.75%(c)               (0.41)%(c)
      23.45       (1.18)(d)     46.40(d)     54,241      2.25(c)       (0.90)(c)               2.25(c)                (0.90)(c)
      23.45       (1.18)(d)     46.40(d)      9,308      2.25(c)       (0.88)(c)               2.25(c)                (0.88)(c)
      23.94       (0.62)(d)     46.40(d)     18,197      1.15(c)        0.21(c)                1.15(c)                 0.21(c)
      23.86       (0.79)(d)     46.40(d)         76      1.65(c)       (0.09)(c)               1.65(c)                (0.09)(c)
      24.05       26.17         84.81       370,246      1.54          (0.28)                  1.76                   (0.50)
      23.73       25.29         84.81        42,677      2.29          (0.92)                  2.29                   (0.92)
      23.73        5.51(d)      84.81         5,604      2.09(c)       (0.79)(c)               2.09(c)                (0.79)(c)
      24.09        6.08(d)      84.81        14,626      1.16(c)        0.27(c)                1.16(c)                 0.27(c)
      24.05        5.91(d)      84.81             2      1.45(c)       (0.07)(c)               1.45(c)                (0.07)(c)
--------------------------------------------------------------------------------------------------------------------------------
      20.91       27.28         99.46       212,061      1.60          (0.72)                  1.85                   (0.97)
      20.80        5.39(d)      99.46         3,674      2.35(c)       (1.63)(c)               2.35(c)                (1.63)(c)
--------------------------------------------------------------------------------------------------------------------------------
      17.29        7.20         57.58       204,994      1.41          (0.59)                  1.66                   (0.84)
--------------------------------------------------------------------------------------------------------------------------------
      16.14      (17.53)        43.67       319,487      1.53          (0.53)                  1.78                   (0.78)
--------------------------------------------------------------------------------------------------------------------------------
      20.67       30.13         56.81       261,074      1.60          (0.45)                  1.85                   (0.70)
      16.68       17.86(d)       7.12        59,339      1.65(c)        0.62(c)                2.70(c)                (0.43)(c)
--------------------------------------------------------------------------------------------------------------------------------

GOLDMAN SACHS SMALL CAP VALUE FUND
Notes to Financial Statements
July 31, 1998 (Unaudited)
 1. ORGANIZATION

 Goldman Sachs Trust (the "Trust") is a Delaware business trust registered un-der the Investment Company Act of 1940 (as amended) as an open-end, manage-ment investment company. The Trust includes the Goldman Sachs Small Cap Value Fund (the "Fund"). At July 31, 1998, the Fund offered five classes of shares -- Class A, Class B, Class C, Institutional and Service.

 2. SIGNIFICANT ACCOUNTING POLICIES

 The following is a summary of the significant accounting policies consist-ently followed by the Fund. The preparation of financial statements in con-formity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts.

 A. INVESTMENT VALUATION -- Investments in securities traded on a U.S. or for-eign securities exchange or the NASDAQ system are valued daily at their last sale or closing price on the principal exchange on which they are traded or NASDAQ. If no sale occurs, securities traded on a U.S. exchange or NASDAQ are valued at the mean between the closing bid and asked price, and securities traded on a foreign exchange will be valued at the official bid price. Un-listed equity and debt securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the mean between the most recent bid and asked prices. Debt securities are valued at prices supplied by an independent pricing service, which reflect broker / dealer-supplied valuations and matrix pricing systems. Short-term debt obligations maturing in sixty days or less are valued at amortized cost. Restricted securities, and other securities for which quotations are not readily available, are valued at fair value using methods approved by the Board of Trustees of the Trust.

 B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are recorded on the trade date. Realized gains and losses on sales of invest-ments are calculated on the identified-cost basis. Dividend income is re-corded on the ex-dividend date. Dividends for which the Fund has the choice to receive either cash or stock are recognized as investment income in an amount equal to the cash dividend. Interest income is determined on the basis of interest accrued, premium amortized and discount earned. The Fund amor-tizes discounts and premiums on corporate bonds.

 C. SHORT SECURITIES POSITIONS -- The Fund may enter into covered short sales. Short securities positions are accounted for at cost and subsequently marked to market to reflect the current market value of the position. The market value of the short position is recorded as a liability on the Fund's records and any difference between this market value and the cash received is re-ported as unrealized gain or loss. Gains and losses are realized when a short position is closed out by delivering securities back to the broker.

                                              GOLDMAN SACHS SMALL CAP VALUE FUND

 D. Federal Taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provision is required. The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net invest-ment income or net realized gain on investment transactions, or from capital, depending on the type of book / tax differences that may exist.

 E. EXPENSES -- Expenses incurred by the Trust which do not specifically re-late to an individual fund of the Trust are allocated to the funds based on each Fund's relative net assets.
   Class A, Class B and Class C shares bear all expenses and fees relating to distribution and authorized dealer service plans as well as other expenses which are directly attributable to such shares. Each class of Shares sepa-rately bears its respective class-specific transfer agency fees. Service shares separately bear a service class fee payable monthly to service organi-zations for their services.

 F. OPTION ACCOUNTING PRINCIPLES -- When the Fund writes call or put options, an amount equal to the premium received is recorded as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security, and the li-ability related to such option is extinguished. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium origi-nally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.
   Upon the purchase of a call option or a protective put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-mar-ket to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, de-pending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a pur-chased put option, the Fund will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a purchased call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

GOLDMAN SACHS SMALL CAP VALUE FUND
Notes to Financial Statements (continued)
July 31, 1998 (Unaudited)

 G. FUTURES CONTRACTS -- The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return.
   Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial mar-gin" requirement of the respective futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund dai-ly, dependent on the daily fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Fund realizes a gain or loss which is reported in the Statement of Operations.
   The use of futures contracts involve, to varying degrees, elements of mar-ket and counterparty risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures con-tract may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Fund's hedging strategies and potentially result in a loss.

 3. AGREEMENTS

 Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), acts as the Fund's investment adviser pursuant to an Investment Management Agreement (the "Agreement"). Under the Agreement, GSAM, subject to the general supervision of the Trust's Board of Trustees, manages the Fund's portfolio. As compensation for the services rendered under the Agreement, the assumption of the expenses related thereto and administering the Fund's business affairs, including providing facilities, GSAM is entitled to a fee, computed daily and payable monthly, at an annual rate equal to 1.00% of the average daily net assets of the Fund.
   Goldman Sachs serves as the Distributor of shares of the Fund pursuant to a Distribution Agreement. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges and has advised the Fund that has retained approximately $423,000 during the six months ended July 31, 1998.
   The Trust, on behalf of the Fund, has adopted Distribution Plans (the "Dis-tribution Plans") pursuant to Rule 12b-1. Under the Distribution Plans, Goldman Sachs is entitled to a quarterly fee from the Fund for distribution services equal, on an annual basis, to .25%, .75% and .75% of the Fund's av-erage daily net assets attributable to Class A, Class B and Class C shares, respectively. For the six months ended July 31, 1998, the Distributor has voluntarily agreed to waive approximately $539,000 of its distribution fees attributable to the Class A shares. The Distributor may discontinue or modify this waiver in the future at its discretion.
   The Trust, on behalf of the Fund, has adopted Authorized Dealer Service Plans (the "Dealer Service Plans") pursuant to which Goldman Sachs and Authorized Dealers are compensated for providing personal and account maintenance services. The Fund pays a fee under its Dealer Service Plan equal, on an annual basis, to .25% of its average daily net assets attributable to Class A, Class B and Class C shares. Goldman Sachs also serves as the Transfer Agent of the Fund for a fee. Effective September 1, 1998 fees charged for such transfer agent services are as follows: 0.19% of average daily net assets for Class A, Class B and Class C shares and 0.04% of average daily net assets for Institutional and Service Class shares.
   The Trust, on behalf of the Fund, has adopted a Service Plan. This plan al-lows for Service shares to compensate service organizations for providing va-rying levels of account administration and shareholder liaison services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations in an amount up to .50% (on an annualized basis), of the average daily net asset value of the Service shares.
   At July 31, 1998, the Fund owed approximately $448,000, $130,000, $327,000 and $235,000 for Management, Distribution, Authorized Dealer Service and Transfer Agent fees, respectively.

                                              GOLDMAN SACHS SMALL CAP VALUE FUND
 4. PORTFOLIO SECURITIES TRANSACTIONS

 Purchases and proceeds of sales or maturities of securities (excluding short-term investments, futures and options transactions) for the six months ended July 31, 1998, were $271,416,032 and $210,800,328 respectively.
   For the six months ended July 31, 1998, Goldman Sachs earned approximately $35,000 in brokerage commissions from portfolio transactions.

 5. REPURCHASE AGREEMENTS

 During the term of a repurchase agreement, the value of the underlying securities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping at the Fund's custodian.

GOLDMAN SACHS SMALL CAP VALUE FUND
Notes to Financial Statement (continued)
July 31, 1998 (Unaudited)
 6. JOINT REPURCHASE AGREEMENT ACCOUNT

 The Fund, together with other registered investment companies having management agreements with GSAM or its affiliates, transfers uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. The underlying securities for the repurchase agreements are U.S. Treasury and agency obligations. At July 31, 1998, the Fund had an undivided interest in the repurchase agreements in the following joint account which equaled $32,200,000 in principal amount. At July 31, 1998, the repurchase agreements held in this joint account, along with the corresponding underlying securities (including the type of security, market value, interest rate and maturity date) were as follows:

                                PRINCIPAL   INTEREST  MATURITY   AMORTIZED
                                  AMOUNT      RATE      DATE        COST
 ----------------------------------------------------------------------------
 BEAR STEARNS COMPANIES, INC.  $100,000,000     5.70% 08/03/98 $  100,000,000
 dated 07/31/98, repurchase price $100,047,500 (total collateral value
 $103,015,560 consisting of GNMA: 6.50%, 08/15/27; FHLMC: 7.00%, 11/01/27;
FNMA: 9.00%,11/01/25)
 ----------------------------------------------------------------------------
 DONALDSON, LUFKIN & JENRETTE   200,000,000     5.68  08/03/98    200,000,000
 dated 07/31/98, repurchase price $200,094,667 (total collateral value
 $207,985,925 consisting of FNMA: 7.00%, 03/01/28; FHLMC: 5.50%, 05/01/13)
 ----------------------------------------------------------------------------
 NATIONSBANK                    300,000,000     5.70  08/03/98    300,000,000
 dated 07/31/98, repurchase price $300,142,500 (total collateral value
 $306,061,477 consisting of FNMA: 6.50%, 11/01/12)
 ----------------------------------------------------------------------------
 NOMURA SECURITIES, INTERNA-
TIONAL                          450,000,000     5.70  08/03/98    450,000,000
 dated 07/31/98, repurchase price $450,213,750 (total collateral value
 $459,000,001 consisting of FNMA: 5.50%-9.00%, 07/01/99-08/01/28; FHLMC:
 5.00%-8.50%, 12/01/98-07/01/28)
 ----------------------------------------------------------------------------
 SALOMON-SMITH BARNEY           404,700,000     5.69  08/03/98    404,700,000
 dated 07/31/98, repurchase price $404,891,895 (total collateral value
 $413,162,707 consisting of FNMA: 6.50%-8.00%, 08/01/26-07/01/28; FHLMC:
 8.00%-8.50%, 05/01/27-11/01/27)
 ----------------------------------------------------------------------------
 TOTAL JOINT REPURCHASE AGREEMENT ACCOUNT                      $1,454,700,000
 ----------------------------------------------------------------------------

 7. LINE OF CREDIT FACILITY

 The Fund participates in a $250,000,000 uncommitted, unsecured revolving line of credit facility. In addition, the Fund participates in a $50,000,000 com-mitted, unsecured revolving line of credit facility. Both facilities are to be used solely for temporary or emergency purposes. Under the most restric-tive arrangement, the Fund must own securities having a market value in ex-cess of 300% of the total bank borrowings. The interest rate on the borrowings is based on the Federal Funds rate. The committed facility also requires a fee to be paid based on the amount of the commitment which has not been utilized. During the six months ended July 31, 1998, the Fund did not have any borrowings under these facilities.

                                              GOLDMAN SACHS SMALL CAP VALUE FUND
 8. TRANSACTIONS WITH AFFILIATED COMPANIES

 A Fund is considered to be invested in an affiliated company if that Fund owns greater than five percent of the outstanding voting securities of such company. Transactions during the period ended July 31, 1998 with affiliates of the Fund are as follows:

                                         PURCHASES    SALES     REALIZED    DIVIDEND MARKET
  AFFILIATE NAME                          AT COST    PROCEEDS  GAIN/(LOSS)   INCOME   VALUE
 -------------------------------------------------------------------------------------------
  Allied Holdings, Inc.                  $  140,790 $1,189,583 $   653,170  $     -- $ 9,508
 -------------------------------------------------------------------------------------------
  AVTeam Inc.                                    --    374,388      60,893        --   6,103
 -------------------------------------------------------------------------------------------
  J. Baker, Inc.                          1,694,124  6,244,871  (2,976,259)   29,805   9,194
 -------------------------------------------------------------------------------------------
  Brookstone, Inc.                               --  2,909,185     110,473        --   6,724
 -------------------------------------------------------------------------------------------
  DSI Toys, Inc.                                 --    545,999  (2,138,254)       --      --
 -------------------------------------------------------------------------------------------
  Friedmans, Inc.                         2,342,680    263,007      39,507        --  12,840
 -------------------------------------------------------------------------------------------
  Friendly Ice Cream Corp.                  603,713  3,212,687     546,887        --   3,050
 -------------------------------------------------------------------------------------------
  Healthplan Services Corp.               6,234,702  1,186,974     275,237   251,210  15,121
 -------------------------------------------------------------------------------------------
  Loehmann's Inc.                                --    162,106    (116,787)       --   3,393
 -------------------------------------------------------------------------------------------
  Martria Healthcare, Inc.                4,615,369         --          --        --   6,650
 -------------------------------------------------------------------------------------------
  MDC Corp.                               5,414,413         --          --        --   5,495
 -------------------------------------------------------------------------------------------
  Mortons Restaurant Group, Inc.             39,465    891,128     519,168        --   7,659
 -------------------------------------------------------------------------------------------
  Movado Group, Inc.                             --  8,842,750   6,733,528     5,550   3,264
 -------------------------------------------------------------------------------------------
  Opinion Research Corp.                         --         --          --        --   3,977
 -------------------------------------------------------------------------------------------
  Platinum Entertainment Inc.                    --  3,690,689     584,264        --   1,948
 -------------------------------------------------------------------------------------------
  Pluma Inc.                                430,696    225,712    (321,488)       --   2,080
 -------------------------------------------------------------------------------------------
  Scott Technologies                             --    939,744     399,569        --   2,509
 -------------------------------------------------------------------------------------------
  Seibels Bruce Group, Inc.                 941,913    851,172     102,155        --   3,321
 -------------------------------------------------------------------------------------------

GOLDMAN SACHS SMALL CAP VALUE FUND
Notes to Financial Statements (continued)
July 31, 1998 (Unaudited)
 9. SUMMARY OF SHARE TRANSACTIONS

 Share activity for the six months ended July 31, 1998 and year ended January 31, 1998 are as follows:

                              FOR THE SIX MONTHS        FOR THE YEAR ENDED
                             ENDED JULY 31, 1998          JANUARY 31, 1998
                               (UNAUDITED)
                             -----------------------------------------------
                             SHARES       DOLLARS      SHARES       DOLLARS
 ---------------------------------------------------------------------------
 CLASS A SHARES
 Shares sold              4,823,269  $128,952,612   7,020,650  $172,468,843
 Reinvestments of divi-
dends and distributions          --            --   1,196,260    29,143,998
 Shares repurchased      (3,333,884)  (88,615,229) (2,963,020)  (72,385,902)
                             -----------------------------------------------
                          1,489,385    40,337,383   5,253,890   129,226,939
 ---------------------------------------------------------------------------
 CLASS B SHARES
 Shares sold                674,342    17,925,756   1,583,327    39,092,621
 Reinvestments of divi-
dends and distributions          --            --     133,772     3,203,441
 Shares repurchased        (160,115)   (4,139,831)    (94,963)   (2,262,530)
                             -----------------------------------------------
                            514,227    13,785,925   1,622,136    40,033,532
 ---------------------------------------------------------------------------
 CLASS C SHARES
 Shares sold                197,273     5,210,432     237,741     6,114,667
 Reinvestments of divi-
dends and distributions          --            --      12,751       303,029
 Shares repurchased         (36,589)     (942,900)    (14,344)     (349,698)
                             -----------------------------------------------
                            160,684     4,267,532     236,148     6,067,998
 ---------------------------------------------------------------------------
 INSTITUTIONAL SHARES
 Shares sold                155,023     4,307,847     553,727    13,840,589
 Reinvestments of divi-
dends and distributions          --            --      53,456     1,304,063
 Shares repurchased          (2,183)      (56,652)        (61)       (1,617)
                             -----------------------------------------------
                            152,840     4,251,195     607,122    15,143,035
 ---------------------------------------------------------------------------
 SERVICE SHARES
 Shares sold                  3,125        80,000          64         1,600
 Reinvestments of divi-
dends and distributions          --            --           6           146
 Shares repurchased              --            --          --            --
                             -----------------------------------------------
                              3,125        80,000          70         1,746
 ---------------------------------------------------------------------------
 NET INCREASE             2,320,261  $ 62,722,035   7,719,366  $190,473,250
 ---------------------------------------------------------------------------

                                                      GOLDMAN SACHS FUND PROFILE


Goldman Sachs Small Cap Value Fund

THE GOLDMAN
SACHS ADVANTAGE


When you invest in the Goldman Sachs Small Cap Value Fund, you can capitalize on Goldman Sachs' history of excellence while benefiting from the firm's leadership in three areas:


1  Global Resources
   With professionals based in offices throughout the Americas, Europe and Asia, Goldman Sachs possesses first-hand knowledge of the world's markets and economies.

2  Fundamental Research
   Goldman Sachs is recognized by the managements of corporations worldwide as a leader in investment research. As a result, we obtain face-to-face meetings with managers on a timely, regular basis.

3  Risk Management
   Goldman, Sachs & Co. excels in understanding, monitoring and managing investment risk -- a process that is integrated into all Goldman Sachs investment products.

An Investment Idea For The Long Term

Historically, stocks have demonstrated greater potential to build wealth over the long term than most other types of investments.

Goldman Sachs Small Cap Value Fund offers investors access to the benefits associated with equity investing. The Fund seeks long-term capital growth, primarily through equity securities of companies with public stock market capitalizations of $1 billion or less at the time of investment.


Target Your Needs

The Goldman Sachs Small Cap Value Fund has a distinct investment objective and a defined place on the risk/return spectrum. As your investment objectives change, you can exchange shares within Goldman Sachs Funds without any additional charge./*/ (Please note: in general, greater returns are associated with greater risk.)

--------------------------------------------------------------------------------
Goldman Sachs Funds

                               ASSET ALLOCATION
Higher Risk/Return                                         Lower Risk/Return
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY         DOMESTIC EQUITY       FIXED          MONEY
                             . Goldman Sachs       INCOME         MARKET
                               Small Cap Value
                               Fund

For More Information
To learn more about the Goldman Sachs Small Cap Value Fund and other Goldman Sachs Funds, call your investment professional today.

/*/ The exchange privilege is subject to termination and its terms are subject to change.

GOLDMAN SACHS ASSET MANAGEMENT
ONE NEW YORK PLAZA, 42ND FLOOR, NEW YORK, NEW YORK 10004

TRUSTEES
Ashok N. Bakhru, Chairman
David B. Ford
Douglas C. Grip
John P. McNulty
Mary P. McPherson
Alan A. Shuch
Jackson W. Smart, Jr.
William H. Springer
Richard B. Strubel

OFFICERS
Douglas C. Grip, President
Jesse Cole, Vice President
James A. Fitzpatrick, Vice President
Anne Marcel, Vice President
Nancy L. Mucker, Vice President
John M. Perlowski, Treasurer
Philip V. Giuca, Jr., Assistant Treasurer
Michael J. Richman, Secretary
Howard B. Surloff, Assistant Secretary
Valerie A. Zondorak, Assistant Secretary

GOLDMAN SACHS
Investment Adviser,
Distributor and Transfer Agent

Visit our internet address: www.gs.com/funds



This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Investors should read the Prospectus carefully before investing or sending money.

Goldman, Sachs & Co., distributor of the Fund, is not a bank, and Fund shares distributed by it are neither bank deposits nor obligations of, nor endorsed, nor guaranteed by any bank or other insured depository institution, nor are they insured by the Federal Deposit Insurance Corporation
(FDIC), the Federal Reserve Board or any other government agency. Investment in the Fund involves risks, including possible loss of the principal amount invested.

Small Cap Value Fund's, Mid Cap Equity Fund's, Capital Growth Fund's, and Growth and Income Fund's foreign investments and active management techniques entail risks in addition to those customarily associated with investing in dollar-denominated securities of U.S. issuers. Compared with domestic securities markets, foreign markets may be less liquid, more volatile and less subject to government regulation, and may make available less public information about issuers. The Funds may incur losses because of changes in securities prices expressed in local currencies, movements in exchange rates or both.

The stocks of smaller companies are often associated with higher risks, including greater volatility, than stocks of larger companies.

An investment in a money market fund is neither insured nor guaranteed by the U.S. government and there can be no assurance that any money market fund will be able to maintain a net asset value of $1.00 per share.


(C) Copyright 1998 Goldman, Sachs & Co. All rights reserved.
Date of first use:  September 30, 1998                           SCVSAR/72K/9-98